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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2007.

Naturade, Inc.
(Exact name of registrant as specified in its charter)

Delaware	33-7106-A	23-2442709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2099 S. State College Blvd., Suite 210, Anaheim, California	92806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 860-7600

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)
☐ Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On May 21, 2007 the Company moved its principal executive offices from 601 Valencia Ave., Suite 100, Brea, California 92823, to 2099 S. State College Blvd., Suite 210, Anaheim, California 92806.

The Company’s new local general telephone number is (714) 860-7600; the Company’s toll free telephone number is (800) 421-1830; and the Company’s new fax number is (714) 935-9881.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Naturade, Inc.
(Registrant)

Date: May 21, 2007	/s/ Richard Munro
Richard Munro, Chief Executive Officer

*Print name and title of the signing officer under his signature.